SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2009

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In order to advance our regenerative medicine business here and abroad, on February 18, 2009,  NeoStem, Inc. (the “Company”) entered into a License Agreement (the “License Agreement”) with Vincent Giampapa, M.D., F.A.C.S. (“Licensee”)  pursuant to which the Company acquired a world-wide, exclusive, royalty bearing, perpetual and irrevocable license, with the right to sublicense, to certain innovative stem cell technology and applications for cosmetic facial and body procedures and skin rejuvenation.  The licensed intellectual property consists of an issued patent, pending patent application and know-how and improvements relating thereto all as set forth in the License Agreement. The full text of the press release appears as Exhibit 99.1 to this Form 8-K. On January 9, 2009, the Company and Dr. Giampapa entered into a three year consulting agreement whereby Dr. Giampapa will provide consulting services in the anti-aging area as further described in the consulting agreement.

              CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of NeoStem, Inc. (the “Company”) contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this Current Report, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan", "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Additionally, statements concerning our ability to develop the adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the role of VSELs in that future, and the potential revenue growth of such business are forward-looking statements.  Our future operating results are dependent upon many factors, and the Company's further development is highly dependent on future medical and research developments and market acceptance, which is outside its control.  Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) the Company’s ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company’s ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its obligations under the licensing arrangement described in this Current Report and the successful commercialization of the licensed technology; (iii) the Company’s ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company’s control; (v) scientific and medical developments beyond the Company’s control; (vi) the Company’s inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company’s current or future patent applications result in issued patents; (viii) whether any potential strategic benefits of the licensing transaction described in this Current Report will be realized and whether any potential benefits from the acquisition of this new licensed technology will be realized, (ix) the Company’s ability to maintain its NYSE Alternext US listing; and (x) the other factors listed under “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission (“SEC”) on March 28, 2008, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2008 and other reports that we file with the SEC. Additional risks and uncertainties relate to (i) the Company’s proposed merger transaction (“Merger”) pursuant to an Agreement and Plan of Merger with China Biopharmaceuticals Holdings, Inc., a Delaware corporation ("CBH"), China Biopharmaceuticals Corp., a British Virgin Islands corporation and wholly-owned subsidiary of CBH, and CBH Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of NeoStem to acquire a 51% ownership interest in Suzhou Erye Pharmaceuticals Company Ltd., a Sino-foreign joint venture with limited liability organized under the laws of the People’s Republic of China and (ii) proposed share exchange transaction (“Share Exchange”) pursuant to a Share Exchange Agreement to acquire through a series of contractual arrangements control over Shandong New Medicine Research Institute of Integrated Traditional and Western Medicine Limited Liability Company, a China limited liability company.  Such risks and uncertainties include, but are not limited to, the other events and factors disclosed in the Company’s Current Reports on Form 8-K dated November 2, 2008 relating to each such transaction, and other risk factors discussed in other periodic Company filings with the SEC and to be disclosed in the Proxy Statement/Registration Statement on Form S-4 anticipated to be filed in connection with the Merger and the Share Exchange. The Company’s filings with the Securities and Exchange Commission are available for review at www.sec.gov under “Search for Company Filings.”  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

Exhibits

99.1	Press release issued by NeoStem, Inc. dated February 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date: February 23, 2009